Other Income - Schedule of Other Income (Details)		6 Months Ended
		Jun. 30, 2025 MYR (RM)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 MYR (RM)
Other Income [Abstract]
Government grants	[1]			RM 109
Interest income		4	1	(131,364)
Foreign exchange loss		141,614	32,336	132,348
Reversal of provision		870,739	198,826
Other income		90,397	20,642
Total other income		RM 1,102,754	$ 251,805	RM 1,093

[1]	The Group obtained bioagrotech and biopharmaceutical employability grants of MYR 28,000 during the year ended December 31, 2022. Government grant represented conditional cash subsidies received from the local government for the purpose of enhancing the employability of graduates by employing them for internship. There are no unfulfilled conditions or contingencies relating to such government grant income recognized. The government grant is not guaranteed to be available on an ongoing basis.